497(e)
                                                                      333-141292

AXA Equitable Life Insurance Company

SUPPLEMENT DATED JULY 20, 2009 TO THE CURRENT PROSPECTUS FOR AT RETIREMENT(SM) VARIABLE ANNUITY
--------------------------------------------------------------------------------

This Supplement modifies certain information in the above-referenced prospectus, supplements to prospectus and statement of additional information, (together the "Prospectus"). You should read this Supplement in conjunction with your Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in your Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.

The purpose of this Supplement is to provide you with information regarding the variable investment options that are available for all At Retirement(SM) contracts issued on and after July 20, 2009. Effective July 20, 2009, the variable investment options described in your Prospectus are not available.

Because of the changes to the variable investment options available under the contract, certain features described in your Prospectus will not be available. We detail those changes in this Supplement.


CHANGES TO THE VARIABLE INVESTMENT OPTIONS AVAILABLE UNDER AT RETIREMENT(SM)

Effective July 20, 2009, your At Retirement(SM) contract allows you to invest in one or more of the variable investment options described in this Supplement. These variable investment options invest in corresponding portfolios of the EQ Advisors Trust. Below is a brief description of these Portfolios.

AXA BALANCED STRATEGY. This Portfolio seeks long-term capital appreciation and current income. The Portfolio invests approximately 50% of its assets in equity investments and 50% of its assets in fixed income investments through investments in underlying portfolios.

AXA CONSERVATIVE GROWTH STRATEGY. This Portfolio seeks current income and growth of capital, with a greater emphasis on current income. The Portfolio invests approximately 60% of its assets in fixed income investments and approximately 40% of its assets in equity investments through investments in underlying portfolios.

AXA CONSERVATIVE STRATEGY. This Portfolio seeks a high level of current income. The Portfolio invests approximately 80% of its assets in fixed income investments and approximately 20% of its assets in equity investments through investments in underlying portfolios.

You should consider the investment objectives, risks and charges and expenses of the Portfolios carefully before investing. Please see the prospectus for the EQ Advisors Trust for more detailed information about the Portfolios.

                              ------------------

Please note that from here forward, the section headings in this Supplement correspond to the section headings in your Prospectus.


WHAT IS AT RETIREMENT(SM)?


1. The variable investment options shown on the cover page of the Prospectus are not available. You may select from one or more of the following variable investment options:

        o    AXA Balanced Strategy

        o    AXA Conservative Growth Strategy

        o    AXA Conservative Strategy

Throughout your Prospectus, all references to "the variable investment options" should be considered references to these three variable investment options. All references to individual portfolios previously available in the product should be disregarded, as they are not available.


FEE TABLE


1. The Portfolio operating expense tables (and corresponding footnotes) in your Prospectus are deleted and replaced with the following tables and footnotes:


Form #888-558 (6/09)                                  x02693 At Retirement(SM)
NB ONLY                                                     CAT #142516 (6/09)

--------------------------------------------------------------------------------
Portfolio operating expenses expressed as an annual percentage of daily net assets
--------------------------------------------------------------------------------
Estimated Total Annual Portfolio Operating Expenses (expenses   Lowest   Highest
that are deducted from Portfolio assets including management    ------   -------
fees, 12b-1 fees, service fees, and/or other expenses)(2)        1.16%   1.22%


This table shows the estimated fees and expenses as an annual percentage of each portfolio's daily average net assets.

----------------------------------------------------------------------------------------------------------------------------------
                                                                           Acquired          Total          Fee
                                                                           Fund Fees         Annual       Waivers     Net Annual
                                                                             and           Expenses       and/or       Expenses
                                                                           Expenses         (Before       Expense       (After
                                     Management     12b-1     Other       (Underlying      Expense       Reimburse-     Expense
 Portfolio Name                       Fees(3)     Fees(4)   expenses(5)   Portfolios)(6)  Limitations)    ments(7)    Limitations)
----------------------------------------------------------------------------------------------------------------------------------
 EQ Advisors Trust:
----------------------------------------------------------------------------------------------------------------------------------
AXA Balanced Strategy                  0.10%       0.25%      0.25%          0.62%          1.22%          (0.17)%      1.05%
AXA Conservative Growth Strategy       0.10%       0.25%      0.25%          0.60%          1.20%          (0.20)%      1.00%
AXA Conservative Strategy              0.10%       0.25%      0.25%          0.56%          1.16%          (0.21)%      0.95%
----------------------------------------------------------------------------------------------------------------------------------

(2) "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts. See the prospectus for the EQ Advisors Trust for more detailed information about these portfolios.

(3) The management fees for each portfolio cannot be increased without a vote of that portfolio's shareholders. See footnote (8) for any expense limitation agreement information.

(4) Portfolio shares are subject to fees imposed under the distribution plans (the "Rule 12b-1 Plan") adopted by the Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940. The maximum annual distribution and/or service (12b-1) fee for Class IB shares is 0.50% of the average daily net assets attributable to those shares. Under an arrangement approved by the Trust's Board of Trustees, the distribution and/or service (12b-1) fee currently is limited to 0.25% of the average daily net assets attributable to Class IB shares of the portfolios. These arrangements will be in effect at least until April 30, 2010.

(5) Other expenses shown are estimated for the current fiscal period. The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. See footnote (8) for any expense limitation agreement information.

(6) Each of these variable investment options invests in a corresponding portfolio of one of the Trusts or other unaffiliated investment companies. Each portfolio, in turn, invests in shares of other portfolios of the Trusts and/or shares of unaffiliated portfolios ("underlying portfolios"). Amounts shown reflect each portfolio's pro rata share of the fees and expenses of the underlying portfolio(s) in which it invests.

(7) The amounts shown reflect any fee waivers and/or expense reimbursements that apply to each portfolio. AXA Equitable, the investment manager of the EQ Advisors Trust, has entered into an expense limitation agreement with respect to certain portfolios, which are effective through April 30, 2010 (unless the Board of Trustees of the EQ Advisors Trust consents to an earlier revision or termination of this arrangement). Under the agreement, AXA Equitable has agreed to waive or limit its fees and assume other expenses of certain portfolios, if necessary, in an amount that limits such portfolio's Total Annual Expenses (exclusive of interest, taxes, brokerage commissions, capitalized expenditures, expenses of the underlying portfolios in which the portfolio invests and extraordinary expenses) to not more than the amounts specified in the agreements. Therefore, each portfolio may at a later date make a reimbursement to AXA Equitable for any of the management fees waived or limited and other expenses assumed and paid by AXA Equitable pursuant to the expense limitation agreements provided that the portfolio's current annual operating expenses do not exceed the operating expense limit determined for such portfolio. See the prospectuses for the EQ Advisors Trust for more information about the arrangement.


2.   EXAMPLE

     The table in the Example in your Prospectus is deleted and replaced with the following table:


------------------------------------------------------------------------------------------------------------------------------------
                                                     If you surrender your contract at
                                                      the end of the applicable time
                                                                  period
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio Name                                   1 year    3 years    5 years    10 years
------------------------------------------------------------------------------------------------------------------------------------
  AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------------------------------------------------------
  AXA Balanced Strategy Allocation                 $391     $1,198     $2,041      $4,295
  AXA Conservative Growth Strategy Allocation      $389     $1,192     $2,031      $4,276
  AXA Conservative Strategy Allocation             $384     $1,180     $2,011      $4,237
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             If you do not surrender your
                                                    If you annuitize at the end of the        contract at the end of the
                                                          applicable time period                applicable time period
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio Name                                   1 year    3 years    5 years    10 years    1 year    3 years    5 years
------------------------------------------------------------------------------------------------------------------------------------
  AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------------------------------------------------------
  AXA Balanced Strategy Allocation                N/A       $1,198     $2,041      $4,295      $391     $1,198     $2,041
  AXA Conservative Growth Strategy Allocation     N/A       $1,192     $2,031      $4,276      $389     $1,192     $2,031
  AXA Conservative Strategy Allocation            N/A       $1,180     $2,011      $4,237      $384     $1,180     $2,011
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                          If you do not surrender your
                                                             contract at the end of the
                                                                applicable time period
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio Name                                                     10 years
------------------------------------------------------------------------------------------------------------------------------------
  AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------------------------------------------------------
  AXA Balanced Strategy Allocation                                 $4,295
  AXA Conservative Growth Strategy Allocation                      $4,276
  AXA Conservative Strategy Allocation                             $4,237

3.   CONDENSED FINANCIAL INFORMATION

     The information shown in Appendix I is deleted in its entirety. Because the variable investment options described in this Supplement have not yet been made available under the At Retirement(SM) contracts, no class of accumulation units have yet been derived for these variable investment options.

CONTRACT FEATURES AND BENEFITS

1.   WHAT ARE YOUR VARIABLE INVESTMENT OPTIONS UNDER THE CONTRACT?

     As described earlier in this Supplement, your variable investment options will be those described in this Supplement.

2.   PORTFOLIOS OF THE TRUSTS

     The information in this section of the Prospectus is deleted in its entirety and replaced with the following:

     The AXA Strategic Allocation Portfolios offer contract owners a convenient way to invest in other portfolios that are managed by and have been selected for inclusion in the AXA Strategic Allocation Portfolios by AXA Equitable. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable may promote the benefits of such portfolios to contract owners and/or suggest, incidental to the sale of the contract, that contract owners consider whether allocating their account value to such Portfolios is consistent with their desired investment objectives. In addition, due to the relative diversification of the underlying portfolios covering various asset classes and categories, the AXA Strategic Allocation Portfolios may enable AXA Equitable to more efficiently manage AXA Equitable's financial risks associated with certain guaranteed features. See "Allocating your contributions" in "Contract features and benefits" in your Prospectus for more information about your role in managing your allocations.

AXA Equitable serves as the investment manager of the portfolios of the EQ Advisors Trust. The chart below shows the currently available Portfolios and their investment objectives.


--------------------------------------------------------------------------------------------------
EQ Advisors Trust
Portfolio Name                 Objective
--------------------------------------------------------------------------------------------------
  AXA BALANCED STRATEGY       Seeks long-term capital appreciation and current income.
--------------------------------------------------------------------------------------------------
  AXA CONSERVATIVE GROWTH     Seeks current income and growth of capital, with a greater
    STRATEGY                  emphasis on current income.
--------------------------------------------------------------------------------------------------
  AXA CONSERVATIVE STRATEGY   Seeks a high level of current income.
--------------------------------------------------------------------------------------------------

TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS


1.   DISRUPTIVE TRANSFER ACTIVITY

     Effective July 20, 2009, your EQUI-VEST(R) At Retirement(SM) contract allows you to invest in one or more of the variable investment options described in this Supplement. These variable investment options invest in corresponding portfolios of the EQ Advisors Trust. In this section, all references to the AXA Premier VIP Trust should be disregarded.


2.   REBALANCING YOUR ACCOUNT VALUE

     Our rebalancing program is no longer available. Throughout your Prospectus, all references to the rebalancing program should be disregarded.


CHARGES AND EXPENSES


1.   CHARGES THAT THE TRUSTS DEDUCT

     The first bulleted statement in this section is deleted and replaced with the following:

       o  Management fees of 0.10.

     Please note that the variable investment options available under the contract invest in portfolios of the EQ Advisors Trust. Portfolios of the AXA Premier VIP Trust are no longer available under the contract.


APPENDIX I: CONDENSED FINANCIAL INFORMATION

As discussed earlier in this Supplement, Appendix I is deleted in its entirety.



APPENDIX II: HYPOTHETICAL ILLUSTRATIONS

The hypothetical illustrations in the prospectus are deleted are replaced with the following:


ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE

The following tables illustrate the changes in account value, cash value and the Annual Ratchet to age 85 death benefit under certain hypothetical circumstances for an At Retirement(SM) contract. The table illustrates the operation of a contract based on a single $100,000 contribution for a Joint life contract, owner and successor owner both age 65 at issue, with payments under the Maximum payment plan. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying Portfolios (as described below), the corresponding net annual rates of return would be (2.49)% and 3.51% for the At Retirement(SM) contract, at the

0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges, but they do not reflect the charge we deduct from your account value annually for the Guaranteed Withdrawal Benefit for Life and the optional Annual Ratchet to age 85 death benefit. If the net annual rates of return did reflect this charge, the net annual rates of return shown would be lower; however, the values shown in the following tables reflect the following contract charges: Annual Ratchet to age 85 death benefit charge.

With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.10%, and (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.84% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all portfolios that are available as variable investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of contract values among the variable investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in "Fee Table" earlier in this prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.

Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Upon request, we will furnish you with a personalized illustration.

Variable deferred annuity
At Retirement(SM)
$100,000 Single contribution and maximum payment plan
Joint life, Owner/Successor owner both issue age 65
Benefits:
     Guaranteed Withdrawal Benefit for Life
     Annual Ratchet to age 85 death benefit

                                                                                            Guaranteed Minimum
                          Payments*            Account Value            Cash Value            Death Benefit
          Contract   -------------------   ---------------------   ---------------------   --------------------
  Age       Year        0%         6%          0%          6%          0%          6%          0%         6%
------   ---------   --------   --------   ---------   ---------   ---------   ---------   ---------   --------
  65          1           0          0      100,000     100,000     100,000     100,000     100,000    100,000
  66          2       5,000      5,000       91,333      97,315      91,333      97,315      91,333     97,315
  67          3       5,000      5,000       82,907      94,544      82,907      94,544      82,907     94,544
  68          4       5,000      5,000       74,715      91,684      74,715      91,684      74,715     91,684
  69          5       5,000      5,000       66,752      88,733      66,752      88,733      66,752     88,733
  70          6       5,000      5,000       59,011      85,687      59,011      85,687      59,011     85,687
  71          7       5,000      5,000       51,485      82,544      51,485      82,544      51,485     82,544
  72          8       5,000      5,000       44,169      79,301      44,169      79,301      44,169     79,301
  73          9       5,000      5,000       37,056      75,954      37,056      75,954      37,056     75,954
  74         10       5,000      5,000       30,142      72,500      30,142      72,500      30,142     72,500
  79         15       5,000      5,000            0      53,501           0      53,501           0     53,501
  84         20       5,000      5,000            0      31,264           0      31,264           0     31,264
  89         25       5,000      5,000            0       5,239           0       5,239           0      5,239
  94         30       5,000      5,000            0           0           0           0           0          0
  95         31       5,000      5,000            0           0           0           0           0          0

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The account value, cash value and guaranteed benefits for a policy would be different from the ones shown if the actual gross rate of investment return averaged 0% or 6% over a period of years, but also fluctuated above or below the average for individual policy years.We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

* Payments are made while either the owner or the successor owner are living.

   Copyright 2009 AXA Equitable Life Insurance Company. All rights reserved.

At Retirement(SM) is issued by and is a registered service mark of AXA Equitable
                            Life Insurance Company.


 Distributed by its affiliate, AXA Advisors, LLC, 1290 Avenue of the Americas,
                              New York, NY 10104.


                      AXA Equitable Life Insurance Company
                1290 Avenue of the Americas, New York, NY 10104
                                  212-554-1234

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